Commitments	12 Months Ended
Dec. 31, 2019
Commitments [abstract]
Commitments
9.	COMMITMENTS
As part of its program of research and development around the single-port robotic surgical system, the Company has outsourced certain aspects of the design and development to third party technology and development companies. At December 31, 2019
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$1,327,294 in purchase orders remain outstanding (2018 - $ 12,756,962), however work relating to these commitments is currently delayed pending additional funding and the ramp up in the Company’s development projects. The Company also has on deposit with a U.S. supplier $481,400 to be applied against future invoices (2018 - $8,541,630).